UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): August 22, 2023

XWELL, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34785	20-4988129
(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 750-9595

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XWEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 22, 2023, XWELL, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the five proposals described below.

As of the record date for the Annual Meeting, there were 83,418,535 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 44,983,080 (53.9%) of the total outstanding) shares of common stock were represented in person or by proxy.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item 1: The following five nominees were reelected to serve on the Company’s Board of Directors until the 2024 Annual Meeting of Stockholders or until their respective successors have been elected and qualified, or until their earlier resignation or removal, having received the following votes:

Name	For	Withheld	Broker Non-Votes
Scott R. Milford	12,042,587	9,790,979	23,149,514
Bruce T. Bernstein	5,268,455	16,565,111	23,149,514
Robert Weinstein	5,111,712	16,721,854	23,149,514
Donald E. Stout	5,281,946	16,551,620	23,149,514
Michael Lebowitz	11,466,064	10,367,502	23,149,514

Item 2: The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
31,646,581	10,570,087	2,766,412	—

Item 3: The amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock at a ratio of between 1-for-8 and 1-for-20 was approved, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
27,828,655	17,078,796	75,629	—

Item 4: The compensation of the Company’s named executive officers was not approved, on an advisory basis, by stockholders, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
3,865,299	17,154,880	813,387	23,149,514

Item 5: The proposal to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve Items 2 through 4 was not approved, having received the following votes:

For	Votes Against	Abstentions	Broker Non-Votes
17,865,717	25,662,441	1,454,922	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XWELL, Inc.

Date: August 25, 2023	By:	/s/ Scott R. Milford
	Name:	Scott R. Milford
	Title:	Chief Executive Officer